UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2014

GALECTIN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240

NORCROSS, GA 30071

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On May 13, 2014, Galectin Therapeutics Inc. (“Galectin Therapeutics”) issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2014. Galectin hereby incorporates by reference herein the information set forth in its press release dated May 13, 2014 (the “Press Release”), a copy of which is attached hereto as Exhibit 99.1.

Except for the historical information contained in this report, the statements made by Galectin Therapeutics are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Galectin Therapeutics’’ future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. Forward-looking statements in the Press Release are subject to certain risks and uncertainties described in the Press Release. For further information on other risk factors, please refer to the “Risk Factors” contained in Galectin Therapeutics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission, and its subsequent filings with the SEC.

The information in this Item 2.02 is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this report, including the Press Release attached hereto as Exhibit 99.1, will not be incorporated by reference into any registration statement filed by Galectin under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

Date: May 13, 2014	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Chief Financial Officer

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